Exhibit 99.3

Morningstar Announces Agreement to Sustainalytics Acquire April 21, 2020 ©2020 Morningstar. All Rights Reserved.

Safe Harbor Statement Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "project," "outlook," "expect," "anticipate," "intend," "plan," "believe," "estimate," "may," "seek," "would," "should," "likely," "goal," "strategy," "future," "maintain," "continue," "remain," "target" or "will" and similar references to future periods. Examples of forward-looking statements in this presentation include, among others, statements regarding: ▪ ▪ ▪ The future acceptance of, and growth prospects for, sustainable investing data and research; The ability to develop and make available sustainable investing analytics for use in a variety of products, methodologies and investor workflows; The effect of global sustainability challenges, regulatory requirements, and the requirements of investors on the demand for sustainable investing data, research and analytics. By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this presentation. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, those set forth throughout "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and in "Part I, Item 1A. Risk Factors" of our most recent Annual Report on Form 10-K, and from time to time in our other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, which are made as of the date of this presentation. ▪ 2

Empowering Investor Success Morningstar agreed to purchase the remaining 60% stake in Sustainalytics. The combination will expand access to ESG research, data and analytics for investors worldwide. ▪ In 2017, Morningstar first took a 40% ownership stake in Sustainalytics, signaling its commitment to the development of high-quality, innovative ESG products and services for the investment community. Sustainable investing data and research is becoming essential for long-term oriented institutional and retail investors alike. Together, Morningstar and Sustainalytics intend to make sustainable investing analytics available for individual securities all the way through to aggregate portfolio views. The nature of the investment process is evolving and shining a spotlight on demand for stakeholder capitalism. Whether assessing the durability of a company’s economic moat, the stability of its credit rating, or the impact of its environmental footprint, this is the future of long-term investing. Sustainalytics and Morningstar have a longstanding and productive relationship that has already produced innovative ESG analytics – from the industry’s first sustainability rating for funds, to global sustainable indexes, to a variety of sustainable portfolio analytics. ▪ ▪ ▪ ▪ 3

Value Proposition Aligns with Morningstar Mission and Strategy Like Morningstar, Sustainalytics’ value proposition embodies independence, transparency, and long-term investment thinking. Quality & Transparency Partnership Approach Independent & Exclusive Focus ▪ Consistent and comparable ratings and ▪ Dedicated and experienced local client ▪ Sustainability is the core indicators Transparent methodology Large historical dataset Robust quality process Comprehensive controversy research (55,000+ news sources monitored daily) All companies contacted for verification annually, (in-year if severe controversy) service teams for ongoing support and training Full access to research analysts Flexible approach with ability to deliver custom solutions Wide variety of options for data access and full support for data integration of Sustainalytics’ mission, vision and values Long-term track record: 25 years exclusively in ESG Global universe covered by 180+ dedicated analysts, across 13 locations ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ 4

Strong Partnership Led to Innovative ESG Analytics With Even Greater Opportunity Ahead… ESG investing is expected to maintain its momentum driven by factors like global sustainability challenges, regulatory requirements, and increased demand from a new generation of investors. Together, Morningstar and Sustainalytics intend to continue integrating more ESG data and research into Morningstar’s existing products, methodologies and investor workflows while working together to develop additional delivery channels for ESG information to investors. Fund Ratings Carbon Badges ESG and Carbon Indexes Morningstar Direct 5

About Sustainalytics

Trusted and Recognized Global Leader in ESG Largest pure-play ESG research and ratings firm dedicated to responsible investment services Over 25 years experience in the fields of ESG & corporate governance research » » Servingmorethan700 asset managers, » pension funds, banks, advisory firms and other financial market participants worldwide. Over 650 staff 16 offices across the globe The largest provider of second party opinions for green and sustainability bond issuances PRI signatory since 2008 » » » » 7 © 2020 SUSTAINALYTICS – CONFIDENTIAL & PROPRIETARY

Broad Capabilities To Serve Investors Strategy Development ESG Integration Positive Impact Compliance & Screening ESG Data » » ESG Risk Ratings Corporate Governance Research & Ratings Carbon Risk Ratings » Sustainable Products Research » » » » Global Standards Screening Product Involvement Controversies Research Controversial Weapons Radar Arms Trade Research Human Rights Radar » » » ESG Impact Metrics ESG Indicators Corporate Governance Data » » » Government Research Portfolio Analysis Index Research Services Engagement Services Sustainable Finance Solutions » » Country Risk Ratings Country Screening » » » Portfolio Screening ESG Portfolio Analytics Carbon Portfolio Analytics Controversy Alerts » Global Standards Engagement Emerging Markets Engagement Stewardship & Risk Engagement » Green & Sustainable Bonds ESG Ratings License » » » » 8 © 2020 SUSTAINALYTICS – CONFIDENTIAL & PROPRIETARY

Key Products and Solutions

Sustainalytics helps investors integrate ESG factors into their investment processes by providing data, ratings and research to enable more informed investment decisions

Financial Institutions Solutions				Sustainable Finance Solutions
ESG Integration	**Compliance & Screening**	**Portfolio Analysis**	**Index Services**	
» ESG Research & Risk Ratings » Corporate Governance Research & Ratings » Data Services » Carbon Risk Rating » Country Risk Research & Ratings » Sustainable Development Analytics » ESG Signals » Strategy Development (ESG Integration, PRI Implementation)	» Global Compact Compliance Services » Product Involvement » Controversies Research » Weapons Research (Controversial Weapons Radar, Arms Trade Research) » Sanctions Research » Human Rights Radar » Screening Support Services	» Portfolio Screening » ESG Portfolio Analytics » Carbon Portfolio Analytics » Portfolio Monitoring (Controversy Alerts, Corporate Governance Insights)	» Index Research Services » Supported Indexes » ESG Signals	» Green & Social Bond Services » ESG-Linked Loans

SUSTAINALYTICS
© 2020 SUSTAINALYTICS – CONFIDENTIAL & PROPRIETARY
9

Extensive Research Coverage investor communications, marketing 10 © 2020 SUSTAINALYTICS – CONFIDENTIAL & PROPRIETARY Research Type Company Coverage Primary Investor Use Cases Primary Corporate Use Cases ESG Risk Research/Ratings 13,000 Stock selection, Portfolio risk management, Proxy voting, Client reporting, Product creation Bond issuances, capital raising, corporate borrowing, Controversies 23,000 Engagement, Portfolio risk management, screening Reputation risk management, Supply chain monitoring Global Standards 25,000 Portfolio risk management, Engagement Supply chain monitoring Product Involvement 23,000 Screening Reputation management Sustainable Products 13,000 Positive impact investing, Product creation Marketing, Investor communications Carbon Risk Ratings 4,500 Stock selection, Portfolio risk management, Engagement Supply chain monitoring Country Risk Ratings 172 Countries Fixed Income investing, Portfolio risk management NA Controversial Weapons All listed companies globally Screening Supply chain monitoring

Sustainalytics’ ESG Risk Rating Measuring unmanaged ESG risks » Based on two-dimensional materiality framework measuring company exposure to and management of material risks. » Absolute ratings enable comparability across industries and companies » Nearly 40 industry-specific indicators give strong signal into company performance. » Comprised of three central building blocks: corporate governance, material ESG issues and idiosyncratic issues (black swans) Coverage of more than 10,000 companies In-depth controversy analysis. » » » Company feedback integral part of research process. 11 © 2020 SUSTAINALYTICS – CONFIDENTIAL & PROPRIETARY

Sustainalytics’ ESG Risk Rating Measuring unmanaged ESG risks » Based on two-dimensional materiality framework measuring company exposure to and management of material risks. » Absolute ratings enable comparability across industries and companies » Nearly 40 industry-specific indicators give strong signal into company performance. » Comprised of three central building blocks: corporate governance, material ESG issues and idiosyncratic issues (black swans) Coverage of more than 10,000 companies In-depth controversy analysis. » » » Company feedback integral part of research process. 11 © 2020 SUSTAINALYTICS – CONFIDENTIAL & PROPRIETARY

How the ESG Risk Rating Works Management gaps and unmanageable risks are added up across all material ESG issues Starting point is a company’s exposure to material ESG issues. Manageable Risk Some companies have unmanageable risks, e.g. an oil company will always face risks related to carbon until it changes its business model. Unmanageable Risks Of the manageable risk a portion is managed through a company’s policies, programs, management systems, etc.; the remainder is considered unmanaged (Management Gap). The ESG Risk Rating evaluates unmanaged ESG risk. Management Gap Unmanaged Risk 12 © 2020 SUSTAINALYTICS – CONFIDENTIAL & PROPRIETARY Managed Risk Total Exposure

ESG Risk Ratings underpin Morningstar’s Enhanced Sustainability Fund Ratings Ratings for 40,000 mutual funds and ETFs globally » Helped Morningstar transition to sustainability fund ratings 2.0 Have worked jointly to: » » educate advisors and their clients about sustainability and responsible investing integrate ESG across the vast wealth advisory landscape Embed ESG data deeper into fund research and selection » » 13 © 2020 SUSTAINALYTICS – CONFIDENTIAL & PROPRIETARY

Second Opinions Growth (Green, Social and Sustainability Opinions) Provides Further Opportunities Approximately 200 projects from diverse issuers from 30 countries in 2019 Europe • • Kutxabank Social Bond Kommunalkredit Social Bond Lloyds Helping Britain Prosper Bond Obvion N.V. Green Storm NWB Bank Social Bond Republic of Poland Green Bond Repower Green Bond Shanks Group Plc Green • • • • Alpha Trains Green Bond BNG Bank Social Bond Castellum Green Bond Credit Agricole CIB Green Notes Comunidad de Madrid Council of Europe Development Bank Social Bond Fabege AB Green Terms • • • • • • • • • • • FMO Sustainability Bond ICO Social Bond Bonds Sainsbury Green Loan TSKB Sustainability Bond North America • American Municipal Power Inc. Green Bond • Apple Inc. Green Bond • Kaiser Foundation Hospitals Green Bond • New York MTA Green Bond • Mexico City Government (CDMX) Green Bond • Nacional Financiera Green & Social Bonds • Port of Los Angeles Green Bond • Port of Long Beach Green Bond • State of Connecticut Water Revolving Fund Green Bond • SFPUC Green Bond • Sound Transit Green Bond • Starbucks Corporation Sustainability Bond • University of Vermont Medical Center Green Bond • Ygrene Energy Fund Green Securitized Bond • Renovate America Green Bond • • Africa • African Development Bank Social Bond Asia-Pacific • City Developments Limited • Development Bank of Japan Sustainability Bond • DBS Green Bond • Greenko Green Bond • Jain Irrigation Systems • Korea Development Bank Green Bond • Link REIT Green Bond • Mitsubishi UFG Green Bond • National Australia Bank Limited Social Bond • QBE Insurance Group Green Bond South America • Bancoldex Green Bond • Banco Nacional de Desenvolvimento Econômico e Social (BNDES) Green Bond • BRF S.A. Green Bond • CMPC Green Bond • Fibria Green Bond • Suzano Papel e Celulose S.A. Green Bond 14 © 2020 SUSTAINALYTICS – CONFIDENTIAL & PROPRIETARY